UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): August 15, 2000


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                          Commission File No. 333-82153

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                             AIRCRAFT FINANCE TRUST

                         State of Organization: Delaware

                   IRS Employer Identification No. 51-6512392

       1100 North Market Street, Rodney Square North, Wilmington, Delaware

                           Telephone - (302) 651-1000

                       This document consists of 19 pages.

Item 5.           Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of August 15, 2000, sent to the holders of the notes. Attached hereto as Exhibit 99.2 is the Quarterly Report to Noteholders for the quarter ended June 30, 2000.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AIRCRAFT FINANCE TRUST
                                         (Registrant)





         August 15, 2000                 By:      /s/ Martin Kalb
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                                                  Martin Kalb
                                                  Controlling Trustee


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